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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): February 28, 1997

                            FIRST BRANDS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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
        Delaware                   1-10395                     06-1171404
(State of Incorporation)   (Commission File Number)   (IRS Employer Identification No.)
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                             83 Wooster Heights Road
                                 P. O. Box 1911
                             Danbury, CT 06813-1911
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  203-731-2300


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Item 5. Other Events

               See attached Press Release attached hereto as Exhibit 20, which is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

                      20 Press Release, dated February 28, 1997, issued by the Company.


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                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST BRANDS CORPORATION

Date: February 28, 1997             By:   /s/ Donald A. DeSantis
                                        ------------------------
                                            Donald A. DeSantis
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer

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                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit
-------           -----------------------
20*               Press Release, dated February 28, 1997, issued by the Company.








*   Filed herewith

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